Exhibit 99.2

Consolidated Communications to be Acquired by Searchlight and BCI Transaction delivers a significant and certain cash premium to shareholders October 16, 2023

Transaction Overview ▪ Affiliates of Searchlight and BCI to acquire CNSL (or the “Company”) for $4.70 per share ‒ All-cash consideration ▪ Transaction unanimously approved by a special committee of independent and disinterested directors of the Company’s Board of Directors ▪ Capital structure to remain in place; no financing condition ▪ Transaction will result in the Company becoming a private company and is expected to close by the first quarter of 2025, subject to customary closing conditions, including receipt of regulatory approvals ▪ Subject to approval of the holders of a majority of the shares held by shareholders other than Searchlight, BCI, their respective investment fund affiliates and the directors and officers of the Company ▪ Affiliates of Searchlight currently own approximately 34% of the Company’s outstanding shares of common stock, as well as 100% of the Company’s outstanding Series A perpetual preferred stock1 Attractive Transaction Metrics $4.70 Cash per share ~70% Premium to the unaffected share price3 ~$3.1bn Implied enterprise value ~9.6x LTM EBITDA multiple2 2 Transaction Overview ~89% Premium to the unaffected 1-month VWAP4 Notes: 1. Per 13D filed on April 13, 2023 2. Pro forma for the previously disclosed sales of certain non-core operations, including the expected sale of Washington assets 3. Unaffected date is April 12, 2023, the last trading day prior to public announcement of the non-binding proposal 4. Calendar day VWAP of $2.49 as of April 12, 2023

$3.53 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 3 Transaction Delivers Compelling Premium for Shareholders LTM Stock Price ($ actuals) Performance (10/13/2022 to 10/13/2023) April 12, 2023 Affiliates of Searchlight and BCI submit and publicly announce going private proposal Premium to: Unaffected1 ($2.76) 70% Initial offer ($4.00) 18% 1-month VWAP2 ($2.49) 89% 2-month VWAP2 ($2.86) 64% 6-month VWAP2 ($3.54) 33% Source: FactSet (as of October 13, 2023) Notes: 1. Unaffected date is April 12th, 2023, the last trading day prior to public announcement of the non-binding proposal 2. Calendar day VWAPs as of April 12, 2023 $4.70 per share offer

9.6x 5.5x 5.0x 7.6x 6.4x 5.0x 6.1x 9.4x 6.0x 7.3x 6.7x 4.8x Target Acquiror EV ($bn) $3.1 $7.5 $0.3 $3.1 $0.2 $1.4 $0.7 $0.9 $1.6 $0.3 $10.5 $2.0 Date Oct-23 Aug-21 Jan-21 Mar-20 Dec-19 May-19 Jul-17 Feb-17 Dec-16 Jun-14 Jan-14 Dec-13 4 Attractive Implied Multiple Relative to Other LEC Transactions1 Sources: public filings, press releases Notes: 1. Transaction multiples recognized on an LTM EBITDA basis as of announcement date unless otherwise noted 2. Pro forma for the previously disclosed sales of certain non-core operations, including the expected sale of Washington assets 3. Sale of ILEC business including consumer, SMB, wholesale and mostly copper-served enterprise customers and assets in 20 states; multiple as-disclosed by Lumen based on 2020E EBITDA 4. Sale of operations and associated assets in Washington, Oregon, Idaho and Montana 5. Sale of wireline operations in California, Texas and Florida based on total consideration and segment EBITDA from investor presentation 2/5/15 and 8-K 6/2/15, respectively 6. Acquisition of wireline operations in Connecticut; 2014 PF Day 1 EBITDA from Company investor presentation issued 12/17/13 (CA, TX, FL assets)5 (CT assets) (WA, OR, ID, 6 MT assets)4 (ILEC assets)3 3 2

Recent Developments Require a Material Slowing of the Build Plan as a Standalone Company[1]

Multiple Factors Impacting Outlook and Access to Liquidity…

Liquidity	▪ Projected liquidity position to be more challenged than previously expected ▪ Higher leverage level; potential risk to access of undrawn revolver
Business Performance / Factors	▪ Operational trends different than previous outlook – Accelerating voice revenue declines – Slower enterprise growth
Capital Investment	▪ CapEx spend well above plan in light of supply chain issues / cost increases ▪ Future gov't partnership funding capacity limited absent greater access to capital
Interest Rate Environment	▪ Increased debt carrying costs in light of higher interest rates
Build Costs / Install Costs	▪ FTTP build costs have increased ▪ Install costs continue to exceed plan

… Resulting in Revised "Standalone" FTTP Build Plan[2]

Incremental Passings (nearest 000s)



Total YE FTTP Passings
1,008
1,230
1,306
1,350
1,410
% Fiber (as % of Total Passings)
37%
46%
49%
50%
52%
403
222
75
45
60
2022A
2023E
2024E
2025E
2026E

Notes:
1. More information concerning the Company's current standalone plan will be provided in the Company's proxy statement to be filed in connection with the transaction
2. Revised "Standalone" FTTP build plan does not give effect to completing the proposed transaction

5

6 Credit Agreement Amendment Provides Cushion Until Closing ▪ Concurrently with the signing of the merger agreement, the Company has amended its existing credit agreement to provide, among other things, for additional flexibility under the consolidated first lien leverage ratio financial covenant through September 2026 ▪ The existing financial covenant requires the Company to have a consolidated first lien leverage ratio at the end of any quarter of not greater than 6.35x until June 30, 2025, and 5.85x thereafter (in each case if the revolving facility is more than 35% utilized) ▪ Pursuant to the amendment, the maximum consolidated first lien leverage ratio under the financial covenant increases to 7.75x from and including the amendment effective date to and including December 31, 2024, with quarterly stepdowns to 5.85x over time ▪ The maximum consolidated first lien leverage ratio under the financial covenant will revert to the existing levels on the earlier of (a) the Company’s election and (b) August 1, 2025 to the extent the Company has not received at least $300 million in new cash proceeds from equity contributions by such time ‒ In connection with the acquisition, Searchlight anticipates providing such new cash proceeds at or following the closing of the transaction ‒ While the amendment is in effect, the Company will be subject to additional restrictions on its ability to make certain investments and restricted payments Source: Amendment No. 5 to Credit Agreement, dated October 15, 2023

7 Legal Disclosure Forward-Looking Statements Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies and anticipated financial results. There are a number of risks, uncertainties and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Many of these circumstances are beyond the Company’s ability to control or predict. These forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” “would” or similar expressions. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to the Company and speak only as of the date they are made. The Company disclaims any intention or obligation to update or revise publicly any forward-looking statements. Participants in the Solicitation The Company and its directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about who may, under SEC rules, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the proposed transaction. Information relating to the foregoing can also be found in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 21, 2023. To the extent holdings of the Company’s securities have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Condor Holdings LLC. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. In addition, the Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT AND THE SCHEDULE 13E-3 (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SEARCHLIGHT AND BCI AND THE PROPOSED TRANSACTION. Investors and stockholders of the Company are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to the Company at 2116 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or at tel: +1 (844) 909- 2675. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.